                                                                   Exhibit 10.33
                          CROSSWORLDS SOFTWARE, INC.

                            SECURED LOAN AGREEMENT
                            ----------------------


     This Secured Loan Agreement (this "Agreement") is made as of April 26, 2000
                                        ---------
by and between CROSSWORLDS SOFTWARE, INC., a Delaware corporation (the

"Company"), and ALFRED J. AMOROSO and REGINA A. AMOROSO (each individually, a
 -------
"Borrower" and collectively, "Borrowers").
---------                     ---------


                                  BACKGROUND
                                  ----------

     Borrowers desire to borrow from the Company, and the Company desires to lend to Borrowers, an aggregate of $1,500,000 (the "Borrowed Amount"). The
                                                    ---------------
parties desire that such loan shall be secured pursuant to a Security Agreement of even date herewith (the "Security Agreement") by a second deed of trust on
                            ------------------
Borrowers' principal residence located at 20 Farm Hill Court, Hillsborough, CA 94010 ("Principal Residence") on the terms and conditions contained herein and
        -------------------
in the Security Agreement (the "Second Deed of Trust").
                                --------------------

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1.  Agreement to Lend.  Subject to the terms and conditions contained in
         -----------------
this Agreement and at any time after execution of this Agreement, the Company agrees to issue, in one or more installments, to Borrowers or for Borrowers' account, at the Company's option, a check or other readily available funds in the Borrowed Amount (the "Loan").
                          ----

     2.  Promissory Note.  In consideration of the Company's delivery of the
         ---------------
Borrowed Amount, Borrowers will execute one or more secured non-recourse promissory notes in the form attached hereto as Exhibit A (each a "Note" and
                                                ---------          ----
collectively the "Notes"), in the aggregate principal amount of such Borrowed
                  -----
Amount.

     3.  Repayment of Loan.  Borrowers jointly and severally agree to repay in
         -----------------
full the principal amount of the Loan on the terms and conditions specified in each Note.

     4.  Borrower Covenants.  Borrowers hereby covenant and agree for the
         ------------------
duration of this Agreement, the Loan and each Note to indemnify and hold the Company harmless against any and all expenses (including attorneys' fees) and all other costs, expenses and obligations arising from any liability related to the Principal Residence.

     5.  Security Agreement.  Borrowers will additionally execute the Security
         ------------------
Agreement in the form attached hereto as Exhibit B as security for Borrowers'
                                         ---------
obligation to
repay the Borrowed Amount, and will deliver, or cause to be delivered, until the termination of this Agreement, the Security Agreement and each Note, together with such other documents of assignment and other documents as may be reasonably requested by the Company. Borrowers shall also deliver, or cause to be delivered, to the Company the Second Deed of Trust, each executed by Borrowers, to be recorded by the Company (if it so elects) with the official records of the county in which the Principal Residence is located in accordance with the terms of the Security Agreement.

     6.   No Employment Rights.  Nothing in this Agreement or the Notes is
          --------------------
intended or shall be construed to confer upon either Borrower any right to employment or continued employment with the Company, or shall alter in any way the nature of either Borrower's employment with the Company.

     7.   Miscellaneous.
          -------------

          (a) Successors and Assigns.  The terms and conditions of this
              ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Agreement may not be assigned by Borrowers without the prior written consent of the Company. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (b) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to the principles of conflicts of law of such state.

          (c) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) Advice of Legal Counsel.  Each party acknowledges and represents
              -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

          (e) Counterparts.  This Agreement may be executed in counterparts,
              ------------
each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     The parties hereto have executed this Secured Loan Agreement as of the day and year first above written.


                              CROSSWORLDS SOFTWARE, INC.


                              By: /s/ James W. Budge
                                  --------------------------
                              Name:  James W. Budge
                                    ------------------------
                              Title: Chief Financial Officer
                                    ------------------------

                              Address:   577 Airport Boulevard
                                         Suite 800
                                         Burlingame, CA 94010


                               /s/ Alfred J. Amoroso
                               -----------------------------
                               ALFRED J. AMOROSO


                              /s/ Regina A. Amoroso
                              ------------------------------
                              REGINA A. AMOROSO

                              Address: 20 Farm Hill Court
                                       Hillsborough, CA  94010

                                   EXHIBIT A

                [Form of Secured Non-Recourse Promissory Note]

                     SECURED NON-RECOURSE PROMISSORY NOTE
                     ------------------------------------

$566,666                                                          April 26, 2000
                                                          Burlingame, California

FOR VALUE RECEIVED, ALFRED J. AMOROSO and REGINA A. AMOROSO (each, a "Borrower"
                                                                      --------
and collectively, "Borrowers") jointly and severally promise to pay to the order
                   ---------
of CROSSWORLDS SOFTWARE, INC. (the "Company"), at its principal offices at 577
                                    -------
Airport Boulevard, Suite 800, Burlingame, CA 94010, the principal sum of Five Hundred Sixty Six Thousand Six Hundred Sixty Six Dollars ($566,666), with interest from the date hereof at a rate of 6.60% per annum, compounded semiannually, on the unpaid balance of such principal sum, upon the terms and conditions specified below. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in that certain Secured Loan Agreement, dated as of April 26, 2000, by and between the Company and the Borrowers (the "Loan Agreement").
                --------------

     1.  Payment.  Borrowers jointly and severally promise to repay the
         -------
principal and interest balance of this Note within ten days following the earlier to occur of (A) the sale, conveyance, assignment, alienation or any other form of transfer of the Borrowers' principal residence located at 20 Farm Hill Court, Hillsborough, CA 94010, or (B) nine months after the date of termination of Mr. Amoroso's employment with the Company. So long as Mr. Amoroso remains an employee of the Company, the Company shall forgive the principal and accrued interest of this Note in equal monthly installments on the last day of each month from the first day of his employment with the Company for a period of forty-eight (48) months. In the event of a termination of Mr. Amoroso's employment with the Company "Without Cause" or for "Good Reason" (as such terms are defined in Mr. Amoroso's employment agreement with the Company dated October 5, 1999) prior to October 7, 2003, then on the termination date the Company shall forgive the monthly installments of principal and accrued interest of this Note for twelve (12) additional months as if Mr. Amoroso had been employed by the Company for those additional months. The Company will make periodic bonus payments to Mr. Amoroso which, following the deduction of all applicable taxes, will allow Mr. Amoroso to make all tax payments on the forgiven amounts.

         Any payment to be made on a date that is not a business day may be made on the next business day thereafter. The records of the Company shall be conclusive evidence of the unpaid principal balance hereof, and of all payments made in respect thereof, absent manifest error.

     2.  Application of Payments.  Each payment shall be made in lawful tender
         -----------------------
of the United States. Prepayment of principal may be made at any time without penalty. Borrowers agree that if payment becomes due as a result of termination of Mr. Amoroso's employment with the Company, the Company shall offset from Borrowers' salary, bonus, vacation pay or other amounts due to Borrowers from the Company, any amount due and payable by Borrowers.

Borrowers further agree to execute the documentation prepared by the Company to effect any such offset.

     3.   Events of Acceleration.  The entire unpaid principal sum and accrued
          ----------------------
but unpaid interest of this Note shall become immediately due and payable upon one or more of the following events:

          A. the failure of Borrowers to make any payment of any amount due hereunder and the continuation of such default for a period of thirty (30) days or more;

          B. the insolvency of either Borrower, the commission of any act of bankruptcy by a Borrower, the execution by a Borrower of a general assignment for the benefit of creditors, the filing by or against a Borrower of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of a Borrower, or the attachment of or execution against any property or assets of a Borrower;

          C. the sale, transfer, mortgage, assignment, further encumbrance or lease, whether voluntarily or involuntarily or by operation of law or otherwise of the Principal Residence or other collateral securing the Notes, as applicable, or any portion thereof or interest therein, without substituting other collateral acceptable to the Company to secure the Notes;

          D. the occurrence of any event of default under the Security Agreement or the Second Deed of Trust securing this Note or any obligation secured thereby; or

          E. Borrowers are unable to provide additional collateral if required by Section 2 of the Security Agreement.

     4.   Employment Requirement.  The benefits of the interest arrangement
          ----------------------
under this Note are not transferable by Borrowers and are conditioned on the future performance of substantial services by Mr. Amoroso. For purposes of applying the provisions of this Note, Mr. Amoroso shall be considered to provide substantial services to the Company for so long as he renders services as a full-time employee of the Company or one or more of its subsidiaries.

     5.   Security.   Payment of this Note shall be secured by the Second Deed
          --------
of Trust on the Principal Residence under the terms of the Security Agreement and is subject to all the provisions thereof. This Note is otherwise a non-recourse note, such that the collateral under the Second Deed of Trust is the only asset of the Borrowers that may be applied to the satisfaction of Borrower's obligations hereunder. This Note is also subject to the terms of the Loan Agreement.

     6.   Collection.  If Borrowers fail to pay this Note as and when required
          ----------
hereunder, Borrowers promise to pay all costs and expenses (including reasonable attorney fees) incurred in connection with any proceedings to collect such amounts in default whether or not an action is instituted.

     7.   Waiver.  No previous waiver and no failure or delay by the Company in
          ------
acting with respect to the terms of this Note, the Second Deed of Trust or the Loan Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note, the Second Deed of Trust, the Loan Agreement or the obligations secured thereby. A waiver of any term of this Note, the Second Deed of Trust, the Loan Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver. BORROWERS WAIVE PRESENTMENT; DEMAND; NOTICE OF DISHONOR; NOTICE OF DEFAULT OR DELINQUENCY; NOTICE OF ACCELERATION; NOTICE OF PROTEST AND NONPAYMENT; NOTICE OF COSTS, EXPENSES OR LOSSES AND INTEREST THEREON; NOTICE OF INTEREST ON INTEREST; AND DILIGENCE IN TAKING ANY ACTION TO COLLECT ANY SUMS OWING UNDER THIS NOTE OR IN PROCEEDING AGAINST ANY OF THE RIGHTS OR INTERESTS IN OR TO PROPERTIES SECURING PAYMENT OF THIS NOTE.

     9.   Conflicting Agreements.  In the event of any inconsistencies between
          ----------------------
the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

     10.  Governing Law.  This Note shall be construed in accordance with the
          -------------
laws of the State of California, without giving effect to the principles of conflicts of law of such state.


                                    /s/ Alfred J. Amoroso
                                    ----------------------------
                                    Borrower:  Alfred J. Amoroso


                                    /s/ Regina A. Amoroso
                                    ----------------------------
                                    Borrower:  Regina A. Amoroso

                                    Address: 20 Farm Hill Court
                                             Hillsborough, CA 94010

                     SECURED NON-RECOURSE PROMISSORY NOTE
                     ------------------------------------

$933,334                                                            June 7, 2000
                                                          Burlingame, California

FOR VALUE RECEIVED, ALFRED J. AMOROSO and REGINA A. AMOROSO (each, a "Borrower"
                                                                      --------
and collectively, "Borrowers") jointly and severally promise to pay to the order
                   ---------
of CROSSWORLDS SOFTWARE, INC. (the "Company"), at its principal offices at 577
                                    -------
Airport Boulevard, Suite 800, Burlingame, CA 94010, the principal sum of Nine Hundred Thirty Three Thousand Three Hundred Thirty Four Dollars ($933,334), with interest from the date hereof at a rate of 6.51% per annum, compounded semiannually, on the unpaid balance of such principal sum, upon the terms and conditions specified below. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in that certain Secured Loan Agreement, dated as of April 26, 2000, by and between the Company and the Borrowers (the "Loan Agreement").
                --------------

     1.  Payment.  Borrowers jointly and severally promise to repay the
         -------
principal and interest balance of this Note within ten days following the earlier to occur of (A) the sale, conveyance, assignment, alienation or any other form of transfer of the Borrowers' principal residence located at 20 Farm Hill Court, Hillsborough, CA 94010, or (B) nine months after the date of termination of Mr. Amoroso's employment with the Company. So long as Mr. Amoroso remains an employee of the Company, the Company shall forgive the principal and accrued interest of this Note in equal monthly installments on the last day of each month from the first day of his employment with the Company for a period of forty-eight (48) months. In the event of a termination of Mr. Amoroso's employment with the Company "Without Cause" or for "Good Reason" (as such terms are defined in Mr. Amoroso's employment agreement with the Company dated October 5, 1999) prior to October 7, 2003, then on the termination date the Company shall forgive the monthly installments of principal and accrued interest of this Note for twelve (12) additional months as if Mr. Amoroso had been employed by the Company for those additional months. The Company will make periodic bonus payments to Mr. Amoroso which, following the deduction of all applicable taxes, will allow Mr. Amoroso to make all tax payments on the forgiven amounts.

         Any payment to be made on a date that is not a business day may be made on the next business day thereafter. The records of the Company shall be conclusive evidence of the unpaid principal balance hereof, and of all payments made in respect thereof, absent manifest error.

     2.  Application of Payments.  Each payment shall be made in lawful tender
         -----------------------
of the United States. Prepayment of principal may be made at any time without penalty. Borrowers agree that if payment becomes due as a result of termination of Mr. Amoroso's employment with the Company, the Company shall offset from Borrowers' salary, bonus, vacation pay or other amounts due to Borrowers from the Company, any amount due and payable by Borrowers.

Borrowers further agree to execute the documentation prepared by the Company to effect any such offset.

     3.   Events of Acceleration.  The entire unpaid principal sum and accrued
          ----------------------
but unpaid interest of this Note shall become immediately due and payable upon one or more of the following events:

          A. the failure of Borrowers to make any payment of any amount due hereunder and the continuation of such default for a period of thirty (30) days or more;

          B. the insolvency of either Borrower, the commission of any act of bankruptcy by a Borrower, the execution by a Borrower of a general assignment for the benefit of creditors, the filing by or against a Borrower of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of a Borrower, or the attachment of or execution against any property or assets of a Borrower;

          C. the sale, transfer, mortgage, assignment, further encumbrance or lease, whether voluntarily or involuntarily or by operation of law or otherwise of the Principal Residence or other collateral securing the Notes, as applicable, or any portion thereof or interest therein, without substituting other collateral acceptable to the Company to secure the Notes;

          D. the occurrence of any event of default under the Security Agreement or the Second Deed of Trust securing this Note or any obligation secured thereby; or

          E. Borrowers are unable to provide additional collateral if required by Section 2 of the Security Agreement.

     4.   Employment Requirement.  The benefits of the interest arrangement
          ----------------------
under this Note are not transferable by Borrowers and are conditioned on the future performance of substantial services by Mr. Amoroso. For purposes of applying the provisions of this Note, Mr. Amoroso shall be considered to provide substantial services to the Company for so long as he renders services as a full-time employee of the Company or one or more of its subsidiaries.

     5.   Security.   Payment of this Note shall be secured by the Second Deed
          --------
of Trust on the Principal Residence under the terms of the Security Agreement and is subject to all the provisions thereof. This Note is otherwise a non-recourse note, such that the collateral under the Second Deed of Trust is the only asset of the Borrowers that may be applied to the satisfaction of Borrower's obligations hereunder. This Note is also subject to the terms of the Loan Agreement.

     6.   Collection.  If Borrowers fail to pay this Note as and when required
          ----------
hereunder, Borrowers promise to pay all costs and expenses (including reasonable attorney fees) incurred in connection with any proceedings to collect such amounts in default whether or not an action is instituted.

     7.   Waiver.  No previous waiver and no failure or delay by the Company in
          ------
acting with respect to the terms of this Note, the Second Deed of Trust or the Loan Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note, the Second Deed of Trust, the Loan Agreement or the obligations secured thereby. A waiver of any term of this Note, the Second Deed of Trust, the Loan Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver. BORROWERS WAIVE PRESENTMENT; DEMAND; NOTICE OF DISHONOR; NOTICE OF DEFAULT OR DELINQUENCY; NOTICE OF ACCELERATION; NOTICE OF PROTEST AND NONPAYMENT; NOTICE OF COSTS, EXPENSES OR LOSSES AND INTEREST THEREON; NOTICE OF INTEREST ON INTEREST; AND DILIGENCE IN TAKING ANY ACTION TO COLLECT ANY SUMS OWING UNDER THIS NOTE OR IN PROCEEDING AGAINST ANY OF THE RIGHTS OR INTERESTS IN OR TO PROPERTIES SECURING PAYMENT OF THIS NOTE.

     9.   Conflicting Agreements.  In the event of any inconsistencies between
          ----------------------
the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

     10.  Governing Law.  This Note shall be construed in accordance with the
          -------------
laws of the State of California, without giving effect to the principles of conflicts of law of such state.


                                    /s/ Alfred J. Amoroso
                                    ------------------------------
                                    Borrower:  Alfred J. Amoroso


                                    /s/ Regina A. Amoroso
                                    ------------------------------
                                    Borrower:  Regina A. Amoroso

                                    Address: 20 Farm Hill Court
                                             Hillsborough, CA 94010

                                   EXHIBIT B
                                   ---------

                              SECURITY AGREEMENT
                              ------------------


     This Security Agreement (this "Agreement") is made as of April 26, 2000 by
                                    ---------
and between CROSSWORLDS SOFTWARE, INC., a Delaware corporation (the "Company"),
                                                                     -------
and ALFRED J. AMOROSO and REGINA A. AMOROSO (each individually, a "Borrower" and collectively, "Borrowers").
               ---------

                                   RECITALS
                                   --------

     The Company has loaned or will loan to Borrowers, and Borrowers have borrowed or will borrow from the Company, an aggregate of $1,500,000 (the

"Borrowed Amount"), which loan is or shall be evidenced by non-recourse
 ---------------
promissory notes (each a "Note" and collectively the "Notes") and is to be
                          ----                        -----
secured by a second deed of trust on Borrowers' principal residence (the "Second
                                                                          ------
Deed of Trust").  The form of Note and the obligations thereunder are as set
-------------
forth in Exhibit A to the Secured Loan Agreement between the Company and
         ---------
Borrowers, dated the date hereof (the "Loan Agreement").
                                       --------------

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows (all capitalized terms used herein but not otherwise defined shall have the meaning assigned to such terms in the Loan Agreement):

     1.   Deed of Trust.
          -------------

          (a) In consideration of the Loan to Borrowers under the Loan Agreement, and to secure the Borrowed Amount, Borrowers are delivering herewith the Second Deed of Trust in form and substance approved by the Company and duly executed by Borrowers and properly notarized. The Company may, if the Company so elects, but without obligation to do so, at any time record the Second Deed of Trust against Borrowers' principal residence, located at 20 Farm Hill Court, Hillsborough, CA 94010 (the "Principal Residence"), in the official records of
                             -------------------
the county in which the Principal Residence is located. Within five (5) days after written demand, Borrowers shall furnish written evidence reasonably satisfactory to the Company that (i) Borrowers hold good and marketable title to the Principal Residence; (ii) there is no loan, deed of trust, mortgage or encumbrance against the Principal Residence other than the first deed of trust held by ______________ Bank in the principal amount of $__________ (the "First
                                                                         -----
Deed of Trust"); and (iii) Borrowers are not in default under such First Deed of
-------------
Trust or related loan documents. Upon the sale, conveyance, assignment, alienation, encumbrance or any other form of transfer of the Principal Residence, the Notes shall be immediately due and payable in full.

     2.   Borrowers' Representations, Warranties and Covenants. To induce the
          ----------------------------------------------------
Company to enter into this Agreement, Borrowers represent, warrant and covenant to the Company, its successors and assigns, as follows:

          (a) Borrowers will jointly and severally pay the principal sum of the Notes secured hereby, together with interest thereon, and perform all other obligations required of the Borrowers under the Loan Agreement at the time and in the manner provided therein.

          (b) Borrowers have good and marketable title to the Principal Residence free and clear of all security interests, liens, encumbrances and rights of others other than the First Deed of Trust constituting a first lien against the Principal Residence and the Second Deed of Trust. When duly executed, delivered and recorded in the official land records of the county in which the Principal Residence is located, the Second Deed of Trust will constitute a valid, perfected security interest in the Principal Residence, prior to all monetary liens or encumbrances other than the First Deed of Trust.

          (c) The consent of no other party or entity is required to grant the security interest in the Principal Residence (the "Existing Property") as
                                                   -----------------
provided for in this Agreement. The creation of the security interest referenced herein, and performance of the obligations of Borrowers hereunder, will not violate or cause a conflict with any other agreement to which Borrowers are parties, or to which the Principal Residence is subject. Borrowers will perform all obligations of Borrowers in connection with the First Deed of Trust (and related documents), and a default thereunder will constitute a default hereunder.

          (d) Other than the First Deed of Trust and the Second Deed of Trust, there are no security interests or liens on the Existing Property that could be perfected or obtained by filing a financing statement or notice with any state filing office.

          (e) There are no actions, proceedings, claims or disputes pending or, to Borrowers' knowledge, threatened against or affecting Borrowers or the Existing Property except as disclosed to the Company in writing prior to the date of this Agreement.

          (f) Borrowers shall not sell, convey, assign, alienate, further encumber or otherwise transfer the Principal Residence, or enter into any contract or other agreement to sell, convey, assign, alienate, encumber or otherwise transfer the Principal Residence or any interest therein without the prior written consent of the Company.

     3.   Default.  Borrowers shall be deemed to be in default of the Notes and
          -------
of this Agreement in the event:

          (a) Payment of principal or interest on a Note shall be delinquent for a period of thirty (30) days or more; or

          (b) Borrowers fail to perform any of the covenants contained in the Loan Agreement (including exhibits thereto) for a period of ten (10) days after written notice thereof from the Company; or

          (c) Borrowers' representations and warranties to the Company contained in this Agreement or the Second Deed of Trust were untrue or incorrect as of the date of funding of the Loan Agreement; or

          (d)  Any default under the First Deed of Trust.

     4.   Remedies in the Event of Default. In the case of an event of default,
          --------------------------------
as set forth above, the Company shall have the right to accelerate payment of the Notes upon notice to Borrowers, and shall thereafter be entitled to pursue any or all of its remedies under applicable law, including, without limitation,
(a) offsetting from Borrowers' salary, bonuses, vacation pay or other amounts due to Borrowers from the Company, any amount due and payable by Borrowers under the Notes, and/or (b) proceeding against the Principal Residence under the Second Deed of Trust.

     5.   Insolvency.  Borrowers agree that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against either Borrower, or if a receiver is appointed for the property of either Borrower, or if either Borrower makes an assignment for the benefit of creditors, the entire amount unpaid on the Notes shall become immediately due and payable, and the Company may proceed as provided in the case of default.

     6.   Miscellaneous.
          -------------

          (a)  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (b)  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (c)  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

          (d)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (e)  Advice of Legal Counsel.  Each party acknowledges and represents
               -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

     The parties hereto have executed this Security Agreement as of the day and year first above written.


                              ALFRED J. AMOROSO

                              /s/ Alfred J. Amoroso
                              --------------------------------------
                                              (Signature)


                              REGINA A. AMOROSO

                              /s/  Regina A. Amoroso
                              --------------------------------------
                                              (Signature)


                              Address: 20 Farm Hill Court
                                       Hillsborough, CA 94010


                              CROSSWORLDS SOFTWARE, INC.


                              By: /s/ James W. Budge
                                 -----------------------------------

                              Title: Chief Financial Officer
                                     -------------------------------

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